UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 14, 2005

JACOBS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware

333-88242

34-1959351

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

17301 West Colfax Ave, Suite 250, Golden, Colorado		80401
(Address of principal executive offices)

Registrant’s telephone number, including area code  303-215-5200

(Former name of former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                                                                         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2005, the Company issued a press release announcing its financial results for the third quarter and nine months of 2005.  A copy of the press release is attached as Exhibit 99.1.  The Company also announced that it would hold a conference call to discuss its financial results at 10:30 a.m. Eastern Time on Thursday, November 17, 2005.  The call will be available for replay for one week at 1-866-550-6338 with the confirmation code 1268453 from Thursday, November 17, 2005 at 2:00 p.m. Eastern Time until midnight. Eastern Time, Thursday, November 24, 2005.

ITEM 9.01                                                                                         FINANCIAL STATEMENTS AND EXHIBITS

Filed herewith is the following:

Exhibit No.	Description

99.1

Jacobs Entertainment, Inc. press release dated November 14, 2005, announcing the Company’s financial results for the third quarter and nine months of 2005 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENTERTAINMENT, INC.

Date: November 14, 2005	By:	/s/ Stephen R. Roark
Stephen R. Roark
Chief Financial Officer